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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 4, 2002
                                                         ----------------


                               POLYONE CORPORATION
                               -------------------
               (Exact name of registrant as specified in charter)


     Ohio                        1-16091                         34-1730488
     ----                        -------                         ----------
(State or other                (Commission                        (I.R.S.
jurisdiction of                File Number)                       Employer
incorporation)                                               Identification No.)



Suite 36-5000, 200 Public Square, Cleveland, Ohio                     44114-2304
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    (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------


                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5  Other Events
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On December 4, 2002 the Registrant issued a Press Release, filed herewith as
Exhibit 99.1, reporting the Registrant's sale of its 70 percent interest in So.F.teR S.p.A.

Item 7 (c)  Financial Statements, Pro Form Financial Information and Exhibits
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Exhibit 99.1 - Press Release of December 4, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         POLYONE CORPORATION


                                                         By: /s/ Richard E. Hahn
                                                             -------------------
                                                             Richard E. Hahn
                                                             Assistant Secretary


Dated: December 4, 2002